TEMPLETON INSTITUTIONAL
FUNDS, INC.
STATEMENT OF
ADDITIONAL INFORMATION                        LOGO


                                              100 Fountain Parkway
                                             P.O. Box 33030
MAY 1, 1997                                  St. Petersburg, Fl 33733-8030
as amended November 1, 1997                   1-800/DIAL BEN




Table of Contents Page
How do the Funds Invest their 2
Assets?..............................
What are the Funds' Potential Risks?. 6
Investment Restrictions.............. 9
Officers and Directors............... 10


Investment Management and Other
Services........................... 17
How do the Funds Buy Securities for
their Portfolios?.................. 18
How do I Buy, Sell and Exchange
Shares?............................ 19
How are Fund Shares Valued?.......... 21
Additional Information on
Distributions 21
and Taxes..........................
The Funds' Underwriter............... 25
How do the Funds Measure 25
Performance?.........................
Miscellaneous Information............ 28
Financial Statements................. 29
Useful Terms and Definitions......... 37


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When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
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Templeton  Institutional  Funds, Inc. (the "Company") is an open-end  management investment company currently consisting of four separate series (the "Funds," individually a "Fund"). The Funds are the Growth Series, the Foreign Equity Series, the Emerging Markets Series and the Emerging Fixed Income Markets Series. All of the Funds, with the exception of the Emerging Fixed Income Markets Series, are diversified series of the Company. The Emerging Fixed Income Markets Series is a non-diversified series of the Company.

    The Growth Series' investment objective is to achieve long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments of any nation.

    The Foreign Equity Series' investment objective is to achieve long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments outside the U.S.

    The Emerging Markets Series' investment objective is to achieve long-term capital growth. The Fund seeks to achieve its objective by investing in securities of issuers of countries having emerging markets.

    The Emerging Fixed Income Markets Series' investment objective is to achieve high total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of debt obligations of companies, governments and government-related entities in emerging market countries.


The prospectus, dated May 1, 1997, as amended November 1, 1997, which may be further amended from time to time, contains the basic information you should know before investing in the Funds. For a free copy, call 1-800/DIAL BEN or write the Company at the address shown.


This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Funds, and should be read in conjunction with the prospectus.

    Mutual funds, annuities, and other investment products:

    o are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

    o are not deposits or obligations of, or guaranteed or endorsed by, any bank;

    o are subject to investment risks, including the possible loss of principal.


How do the Funds Invest their Assets?



The following provides more detailed information about some of the securities the Funds may buy and their investment policies. You should read it together with the section in the prospectus entitled "How do the Funds Invest their Assets?"

Each Fund may invest a portion of its assets, and may invest without limit for defensive purposes, in commercial paper which, at the date of investment, must be rated A-1 by S&P or Prime-1 by Moody's or, if not rated, be issued by a company which at the date of investment has an outstanding debt issue rated AAA or AA by S&P or Aaa or Aa by Moody's.

Repurchase Agreements. The Funds may enter into repurchase agreements. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Each Fund's investment manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. A Fund will enter into repurchase agreements only with parties who meet creditworthiness standards approved by the Company's directors, i.e., banks or broker-dealers which have been determined by a Fund's Investment Manager to present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Debt Securities. Each of the Funds may invest a portion of its assets in debt securities, including bonds, notes, debentures, commercial paper, certificates of deposit, time deposits and bankers' acceptances. Debt securities purchased by a Fund may be rated as low as C by S&P or Moody's or, if unrated, of comparable quality as determined by the Fund's Investment Manager. As an operating policy, which may be changed by the Board without shareholder approval, each Fund, with the exception of Emerging Fixed Income Markets Series, will limit its investment in debt securities rated lower than BBB by S&P or Baa by Moody's to 5% of its total assets. The Board may consider a change in this operating policy if, in its judgment, economic conditions change such that a different level of investment in high risk, lower quality debt securities would be consistent with the interests of the Funds and their shareholders. Commercial paper purchased by the Funds will meet the credit quality criteria set forth above.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Funds' net asset value.

The Funds investing in debt securities may accrue and report interest on high yield bonds structured as zero coupon bonds or pay-in-kind securities as income even though they receive no corresponding cash payment until a later time, generally the security's maturity date. In order to qualify for beneficial tax treatment, a Fund must distribute substantially all of its net investment income to shareholders on an annual basis (see "Additional Information on Distributions and Taxes"). Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Futures Contracts. The Funds may purchase and sell financial futures contracts. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a contractual obligation is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts by their terms call for cash settlements.

The Funds may also buy and sell index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. government securities, or other highly liquid debt securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund's custodian. When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

Options on Securities or Indices. The Funds may write (i.e., sell) covered put and call options and purchase put and call options on securities or securities indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

A Fund may write a call or put option only if the option is "covered." A call option on a security written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security written by a Fund is "covered" if the Fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

A Fund will cover call options on stock indices that it writes by owning securities whose price changes, in the opinion of the Fund's Investment Manager, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, a Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund will cover put options on stock indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security or an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security or index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's investments. By writing a put option, a Fund assumes the risk of a decline in the underlying security or index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security or index, writing covered put options on indices or securities will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

A Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, a Fund will seek to offset a decline in the value of the portfolio securities being hedged through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security or index and the changes in value of a Fund's security holdings being hedged.

A Fund may purchase call options on individual securities to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. Similarly, a Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options, a Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security or index does not rise.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

Foreign Currency Hedging Transactions. In order to hedge against foreign currency exchange rate risks, the Funds may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Funds may also conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A Fund may enter into forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security. In addition, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." Because in connection with a Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, a Fund will always have cash, cash equivalents or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked-to-market on a daily basis. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

The Funds may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that a Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of a Fund's Investment Manager to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.

Convertible Securities. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security, issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

The Funds use the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security. A convertible preferred stock is treated like a preferred stock for the Funds' financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

The Funds may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stock ("PERCS"), which provide an investor with the opportunity to earn higher dividend income than is available on a company's common stock. A PERCS is a preferred stock which generally features a mandatory conversion date, as well as a capital appreciation limit which is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer (PERCS are generally not convertible into cash at maturity). Under a typical arrangement, if after three years the issuer's common stock is trading at a price below that set by the capital appreciation limit, each PERCS would convert to one share of common stock. If, however, the issuer's common stock is trading at a price above that set by the capital appreciation limit, the holder of the PERCS would receive less than one full share of common stock. The amount of that fractional share of common stock received by the PERCS holder is determined by dividing the price set by the capital appreciation limit of the PERCS by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity, and hence do not provide call protection. However if called early the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date of the PERCS.

The Funds may also invest in other classes of enhanced convertible securities. These include but are not limited to ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity; and, upon maturity, they will necessarily convert into either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company whose common stock is to be acquired in the event the security is converted or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which a Fund may invest, consistent with its objectives and policies.

An investment in an enhanced convertible security or any other security may involve additional risks to a Fund. The Funds may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of particular securities, when necessary, to meet a Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Each Fund, however, intends to acquire liquid securities, though there can be no assurances that this will be achieved.

What are the Funds' Potential Risks?



Each Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource  self-sufficiency  and  balance  of  payments  position.  Further,  the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vi) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many countries in which the Funds may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders. Further, no accounting standards exist in Eastern European countries.

Investing in Russian securities involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (3) pervasiveness of corruption and crime in the Russian economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Fund's ability to exchange local currencies for U.S. dollars; (7) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union; (8) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (9) dependency on exports and the corresponding importance of international trade; (10) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (11) possible difficulty in identifying a purchaser of securities held by a Fund due to the underdeveloped nature of the securities markets.

There is little historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision and it is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While each Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 1,000 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. This practice may prevent a Fund from investing in the securities of certain Russian issuers deemed suitable by its Investment Manager. Further, this also could cause a delay in the sale of Russian securities by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Each Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Funds may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Funds may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on that Fund. Through the flexible policy of the Funds, the Investment Managers endeavor to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time they place the investments of the Funds.

The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

The directors consider at least annually the likelihood of the imposition by any foreign government of exchange control restrictions which would affect the liquidity of the Funds' assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments to which such assets may be exposed. The directors also consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories (see "Investment Management and Other Services -- Custodian"). However, in the absence of willful misfeasance, bad faith or gross negligence on the part of a Fund's Investment Manager, any losses resulting from the holding of a Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the directors' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments will not occur.

A Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Funds intend to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of stock index futures and related options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or related options and movements in the prices of the securities being hedged. Successful use of futures and related options by a Fund for hedging purposes also depends upon the ability of that Fund's Investment Manager to predict correctly movements in the direction of the market, as to which no assurance can be given.

The Investment Managers and their affiliated companies serve as investment advisers to other investment companies and private clients. Accordingly, the respective portfolios of certain of these funds and clients may contain many or some of the same securities. When certain funds or clients are engaged simultaneously in the purchase or sale of the same security, the trades may be aggregated for execution and then allocated in a manner designed to be equitable to each party. The larger size of the transaction may affect the price of the security and/or the quantity which may be bought or sold for each party. If the transaction is large enough, brokerage commissions in certain countries may be negotiated below those otherwise chargeable.

Sale or purchase of securities, without payment of brokerage commissions, fees (except customary transfer fees) or other remuneration in connection therewith, may be effected between any of these funds, or between funds and private clients, under procedures adopted by the Company's Board pursuant to Rule 17a-7 under the 1940 Act.

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or their subsidiaries, are permitted to engage in personal securities transaction subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a Fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a Fund or other client.

Investment Restrictions



Each Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. Each Fund may not:

    1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies except as permitted by the 1940 Act; invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts as described in the prospectus).

    2. Purchase or retain securities of any company in which directors or officers of the Company or a Fund's Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

    3. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer; provided, however, that this restriction does not apply to the Emerging Fixed Income Markets Series.

    4. Act as an underwriter; issue senior securities except as set forth in investment restriction 6 below; or purchase on margin or sell short (but a Fund may make margin payments in connection with options on securities or securities indices and foreign currencies; futures contracts and related options; and forward contracts and related options).

    5. Loan money apart from the purchase of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, although a Fund may buy from a bank or broker-dealer U.S. government obligations with a simultaneous agreement by the seller to repurchase them within no more than seven days at the original purchase price plus accrued interest and loan its portfolio securities. Emerging Fixed Income Markets Series may invest in debt instruments of all types consistent with its investment objectives and policies.

    6. Borrow money, except that a Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed).

    7. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years; provided that this restriction does not apply to Emerging Fixed Income Markets Series.

    8. Invest more than 5% of its total assets in warrants, whether or not listed on the NYSE or AMEX, including no more than 2% of its total assets which may be invested in warrants that are not listed on those exchanges; provided that this restriction does not apply to Emerging Fixed Income Markets Series. Warrants acquired by a Fund in units or attached to securities are not included in this restriction.

    9. Invest more than 25% of its total assets in a single industry.(1)


10. Participate on a joint or a joint and several basis in any trading account in securities; (See "What are the Funds' Potential Risks?" and "How do the Funds Buy Securities for their Portfolios?" above as to transactions in the same securities for a Fund and/or other mutual funds with the same or affiliated advisers.)


If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 3 or 9 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

(1) The SEC considers each foreign government to be a separate industry.

Officers and Directors


The Board has the responsibility for the overall management of the Company, including general supervision and review of its investment activities. The
Board, in turn, elects the officers of the Company who are responsible for administering the Funds' day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).



                               Positions and
                                  Offices
Name, Address and Age      with the Company       Principal Occupation During the Past Five Years

HARRIS J. ASHTON             Director          Chairman of the board, president and chief
Metro Center                                   executive officer of General Host Corporation
1 Station Place                                (nursery and craft centers); director of RBC
Stamford, Connecticut                          Holdings Inc. (a bank holding company) and
Age 65                                         Bar-S Foods (a meat packing company); and
                                               director or trustee of 53 of the investment
                                               companies in the Franklin Templeton Group of
                                               Funds.

* NICHOLAS F. BRADY           Director         Chairman of Templeton Emerging Markets
  The Bullitt House                            Investment Trust PLC; chairman of Templeton Latin
  102 East Dover Street                        America Investment Trust PLC; chairman of
  Easton, Maryland                             Darby Overseas  Investments, Ltd. (an investment
  Age 67                                       firm)(1994-present); chairman and director of
                                               Templeton   Central  and  Eastern
                                               European    Investment   Company;
                                               director    of    Amerada    Hess
                                               Corporation,           Christiana
                                               Companies,  and  the  H.J.  Heinz
                                               Company;  formerly,  Secretary of
                                               the   U.S.   Department   of  the
                                               Treasury (1988-1993) and chairman
                                               of the  Board of  Dillon,  Reed &
                                               Co.,  Inc.  (investment  banking)
                                               prior to 1988;  and  director  or
                                               trustee  of 23 of the  investment
                                               companies    in   the    Franklin
                                               Templeton Group of Funds.

FRANK J. CROTHERS            Director          President and chief executive officer of
P.O. Box N-3238                                Atlantic Equipment & Power Ltd.; vice
Nassau, Bahamas                                chairman of Caribbean Utilities Co., Ltd.;
Age 53                                         president of Provo Power Corporation; director
                                               of various other business and nonprofit
                                               organizations; and director or trustee of 5
                                               of the investment companies in the Franklin
                                                 Templeton Group of Funds.

S. JOSEPH FORTUNATO          Director          Member  of the law  firm of  Pitney,  Hardin,
200 Campus  Drive                              Kipp & Szuch;  director of General  Host Corporation
Florham Park, New Jersey                       (nursery and craft centers);  and director or
Age 65                                         trustee of 55 the investment companies in
                                               the Franklin Templeton Group of Funds.


JOHN Wm. GALBRAITH           Director          President of Galbraith Properties, Inc.
360 Central Avenue                             (personal investment company); director of
Suite 1300                                     Gulf West Banks, Inc. (bank holding company)
St. Petersburg, Florida                        (1995-present), formerly, director of
Age 76                                         Mercantile Bank (1991-1995), vice chairman of
                                               Templeton, Galbraith & Hansberger Ltd.
                                               (1986-1992), and Chairman of Templeton Funds
                                               Management, Inc. (1974-1991); and director or
                                               trustee of 22 of the investment companies in
                                               the Franklin Templeton Group of Funds.

 ANDREW H. HINES, JR.         Director          Consultant for the Triangle Consulting Group;
150 Second Avenue N.                           executive-in-residence of Eckerd College
St. Petersburg, Florida                        (1991-present); formerly, chairman of  the
Age 74                                         board and chief executive officer of Florida
                                               Progress Corporation  (1982-1990)
                                               and  director  of  various of its
                                               subsidiaries;   and  director  or
                                               trustee  of 24 of the  investment
                                               companies    in   the    Franklin
                                               Templeton Group of Funds.


Edith E. Holiday             Director          Director (1993-present) of Amerada Hess
3239 38th St., N.W.                            Corporation and Hercules Incorporated;
Washington, D.C.                               director of Beverly Enterprises, Inc.
Age 45                                         (1995-present) and H.J. Heinz Company (1994-
                                               present); chairman (1995-present) and
                                               trustee (1993-present) of National Child
                                               Research Center; formerly, assistant to the
                                               President of the U.S. and Secretary of the
                                               Cabinet (1990-1993), general counsel to the
                                               U.S. Treasury Department (1989-1990), and
                                               counselor to the Secretary and Assistant
                                               Secretary for Public Affairs and Public
                                               Liaison    -    U.S.     Treasury
                                               Department    (1988-1989);    and
                                               director  or trustee of 16 of the
                                               investment   companies   in   the
                                               Franklin   Templeton   Group   of
                                               Funds.


* CHARLES B. JOHNSON        Chairman of the   President, chief executive officer and
777 Mariners Island Blvd.   Board and Vice    director of Franklin Resources, Inc.;
San Mateo, California       President         chairman of the board and director of
 Age 64                                       Franklin Advisers, Inc., Franklin Investment
                                              Advisory Services, Inc., Franklin Advisory
                                              Services, Inc. and Franklin
                                              Templeton Distributors, Inc.; director of
                                              Franklin/Templeton Investor Services, Inc.,
                                              Franklin Templeton Services, Inc. and General
                                              Host Corporation (nursery and craft centers);
                                              and officer  and/or  director or trustee,  as
                                              the case may be, of most other subsidiaries of
                                              Franklin Resources, Inc. and 54 of the
                                              investment companies in the Franklin
                                              Templeton Group of Funds.


BETTY P. KRAHMER             Director          Director or trustee of various civic
2201 Kentmere Parkway                          associations; formerly, economic analyst,
Wilmington, Delaware                           U.S. government; and director or trustee
Age 68                                         of 23 of the investment companies in the
                                              Franklin Templeton Group of Funds.


GORDON S. MACKLIN            Director          Chairman of White River Corporation
8212 Burning Tree Road                         (financial services); director of Fund
Bethesda, Maryland                             America Enterprises Holdings, Inc., MCI
 Age 69                                        Communications Corporation, CCC Information
                                               Services Group, Inc. (information services),
                                               MedImmune, Inc. (biotechnology),  Shoppers
                                               Express, Inc. (home shopping) and Spacehab,
                                               Inc. (aerospace services); formerly,
                                               chairman of  Hambrecht and Quist Group;
                                               director of H&Q Healthcare
                                               Investors and president of the National
                                               Association of Securities Dealers, Inc.; and
                                               director or trustee of 50 of the investment
                                               companies in the Franklin Templeton Group of
                                               Funds.


FRED R. MILLSAPS             Director         Manager of personal investments (1978-
2665 N.E. 37th Drive                          present); director of various business
Fort Lauderdale, Florida                      and non-profit corporations; formerly,
 Age 68                                       chairman and chief executive officer of
                                              Landmark Banking Corporation (1969-1978);
                                              financial vice president of Florida Power
                                              and Light (1965-1969); vice president
                                              of the Federal Reserve Bank of Atlanta
                                              (1958-1965); and director or trustee of 24
                                              of the investment companies in the Franklin
                                              Templeton Group of Funds.


CONSTANTINE DEAN             Director         Physician, Lyford Cay Hospital (1987-present);
 TSERETOPOULOS                                director of various non-profit corporations;
Lyford Cay Hospital                           formerly cardiology fellow, University of
P.O. Box N-7776                               Maryland (1985- 1987) and internal medicine
Nassau,                                       Bahamas intern,  Greater Baltimore
                                              Medical  Center  (1982-1985);  and
                                              director  or  trustee  of 5 of the
                                              investment    companies   in   the
                                              Franklin Templeton Group of Funds.


DONALD F. REED               President         Executive vice president of Templeton
4 King Street West                             Worldwide, Inc.; president of Templeton
Toronto, Ontario                               Investment Counsel, Inc.; president and chief
Canada                                         executive officer of Templeton Management
Age 53                                         Limited; co-founder and director of
                                               International      Society     of
                                               Financial  Analysts;  chairman of
                                               the Canadian Council of Financial
                                               Analysts; and formerly, president
                                               and   director  of  Reed  Monahan
                                               Nicholishen   Investment  Counsel
                                               (1982-1989).


HARMON E. BURNS              Vice President    Executive vice president, secretary and
777 Mariners Island Blvd.                      director of Franklin Resources, Inc.;
San Mateo, California                          executive vice president and director of Franklin
 Age 52                                        Templeton Distributors, Inc. and Franklin
                                               Templeton Services, Inc.; executive vice
                                               president of Franklin Advisers, Inc.;
                                               director of Franklin/Templeton Investor  Services,
                                               Inc.; and officer and/or director of other
                                               subsidiaries of Franklin Resources, Inc.; and
                                               officer  and/or  director or trustee,  as the
                                               case may be, of most of the other subsidiaries of
                                               Franklin Resources, Inc. and 58 of the
                                               investment companies in the Franklin
                                               Templeton Group of Funds.


RUPERT H. JOHNSON, JR.       Vice President    Executive vice president and director of
777 Mariners Island Blvd.                      Franklin   Resources,   Inc.   and   Franklin
San Mateo, California                          Templeton Distributors, Inc.; president and
Age 57                                         director of Franklin Advisers, Inc.; senior vice
                                               president    and    director   of
                                               Franklin Advisory Services,  Inc.
                                               and Franklin  Investment Advisory
                                               Services,    Investor   Services,
                                               Inc.; and officer and/or director
                                               or  trustee,  as the case may be,
                                               of  most  other  subsidiaries  of
                                               Franklin  Resources,  Inc. and 58
                                               of the  investment  companies  in
                                               the Franklin  Templeton  Group of
                                               Funds.


DEBORAH R. GATZEK            Vice President    Senior vice president and general counsel of
777 Mariners Island Blvd.                      Franklin Resources, Inc.; senior vice
San Mateo, California                          president of Franklin Templeton Services, Inc.
 Age 48                                        and  Franklin Templeton Distributors, Inc.; vice
                                               president of Franklin Advisers, Inc. and
                                               Franklin Advisory Services, Inc.; chief legal
                                               officer  and  chief operating officer of
                                               Franklin Investment Advisory Services,Inc.and
                                               officer of 58 of the investment companies in the
                                               Franklin Templeton Group of Funds.


CHARLES E. JOHNSON           Vice President    Senior vice president and director  of
500 East Broward Blvd.                         Franklin Resources, Inc.; senior vice president
Fort Lauderdale, Florida                       of Franklin Templeton Distributors, Inc.;
 Age 41                                        president and director ofTempleton
                                               Worldwide, Inc.; chief executive officer, chief
                                               investment officer and director of Franklin
                                               Institutional Services Corporation; chairman
                                               and director of Templeton Investment Counsel,
                                               Inc.; vice president of Franklin Advisers,
                                               Inc.; officer and/or director of some of
                                               the other subsidiaries of Franklin Resources,
                                               Inc.; and officer and/or director or
                                               trustee, as the case may be, of 37 of the
                                               investment companies in  the Franklin Templeton
                                               Group.


MARK G. HOLOWESKO            Vice President    President and director of Templeton Global
Lyford Cay                                     Advisors Limited; chief investment officer of
Nassau, Bahamas                                global equity  research for Templeton
Age 37                                         Worldwide, Inc.; formerly, investment
                                               administrator with RoyWest Trust Corporation
                                               (Bahamas) Limited (1984-1985); and officer of
                                               23 of the investment companies in the Franklin
                                               Templeton Group of Funds.


MARTIN L. FLANAGAN           Vice President    Senior vice president and chief financial
777 Mariners Island Blvd.                      officer of Franklin Resources, Inc.; director
San Mateo, California                          and executive vice president of Templeton
Age 37                                         Worldwide, Inc.; director, executive vice
                                               president and chief operating officer of
                                               Templeton Investment Counsel, Inc.; senior
                                               vice president and treasurer of Franklin
                                               Advisers, Inc.; treasurer of Franklin
                                               Advisory Services, Inc.;  treasurer and
                                               chief financial  officer of
                                               Franklin Investment Advisory Services, Inc.;
                                               president  of  Franklin  Templeton  Services,
                                               Inc.; senior vice president of Franklin/Templeton
                                               Investor Services, Inc.; and officer and/or
                                               director or trustee, as the case may be, of
                                               58 of the investment companies in the Franklin
                                               Templeton Group of Funds.


J. MARK MOBIUS               Vice President    Portfolio  manager of various Templeton
Two Exchange Square                            advisory affiliates; managing director of Templeton
Suite 908                                      Asset Management Ltd.; formerly, president of
Hong Kong                                      International Investment Trust Company
Age 61                                         Limited (investment manager of Taiwan R.O.C. Fund)
                                               (1986-1987) and director of Vickers da Costa,
                                               Hong Kong (1983-1986); and officer of 8 of the
                                               investment companies in the Franklin
                                               Templeton Group of Funds.


THOMAS LATTA                 Vice President    Vice President of the Templeton Global Bond
500 East Broward Blvd.                         Managers, a division of Templeton Investment
Ft. Lauderdale, Florida                        Counsel, Inc., formerly, portfolio manager at
Age 37                                         Forester & Hairston (1988-1990) and
                                               investment advisor at Merrill, Lynch, Pierce,
                                               Fenner & Smith, Inc. (1981-1988).


JOHN R. KAY                  Vice President    Vice president and treasurer of Templeton
500 East Broward Blvd.                         Worldwide, Inc.; assistant vice president of
Ft. Lauderdale, Florida                        Franklin Templeton Distributors, Inc.;
Age 57                                         formerly, vice president and controller of
                                               the Keystone Group, Inc.; and officer
                                               of 27 of the investment companies in
                                               the Franklin Templeton Group of Funds.


ELIZABETH M. KNOBLOCK        Vice President-   General counsel, secretary and a senior vice
500 East Broward Blvd.       Compliance        president of Templeton Investment Counsel,
Ft. Lauderdale, Florida                        Inc.; senior vice president of Templeton
Age 42                                         Global Investors, Inc.; formerly, vice
                                               president and associate general counsel of
                                               Kidder Peabody & Co. Inc.(1989-1990), assistant
                                               general counsel of Gruntal & Co., Inc. (1988),
                                               vice president and associate general counsel of
                                               Shearson Lehman Hutton Inc. (1988),  vice
                                               president and assistant general  counsel of E.F.
                                               Hutton & Co. Inc. (1986-1988), and special
                                               counsel of the division of investment management
                                               of the Securities and Exchange Commission
                                               (1984-1986); and officer of 23 of the investment
                                               companies in the Franklin Templeton Group of Funds.


JAMES R. BAIO                Treasurer         Certified public accountant; treasurer of
500 East Broward Blvd.                         Franklin Mutual Advisers, Inc.; senior vice
Ft. Lauderdale, Florida                        president of Templeton Worldwide, Inc.,
Age 43                                         Templeton Global Investors, Inc.and
                                               Templeton Funds Trust Company; formerly,
                                               senior tax manager with Ernst & Young
                                               (certified public accountants) (1977-1989);
                                               and treasurer of 24 of the investment
                                               companies in the Franklin Templeton
                                               Group of Funds.

BARBARA J. GREEN             Secretary         Senior vice president of Templeton Worldwide,
500 East Broward Blvd.                         Inc. and an officer of other subsidiaries of
Ft. Lauderdale, Florida                        Templeton Worldwide, Inc.; senior vice
Age 50                                         president of Templeton Global Investors,
                                               Inc.; formerly, deputy director of the Division
                                               of Investment Management, executive assistant
                                               and senior advisor to the chairman, counsellor
                                               to the chairman, special counsel and attorney
                                               fellow, U.S. Securities and Exchange Commission
                                               (1986-1995), attorney,Rogers & Wells, and judicial
                                               clerk,  U.S. District Court (District of
                                               Massachusetts); and secretary of 23 of the
                                               investment companies in the Franklin Templeton
                                               Group of Funds.


* Nicholas F. Brady and Charles B. Johnson are "interested persons" of the Company under the 1940 Act, which limits the percentage of interested persons that can comprise a fund's board. Charles B. Johnson is an interested person due to his ownership interest in Resources. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. The remaining Board members of the Company are not interested persons (the "independent members of the Board").

There are no family relationships between any of the directors.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board and Mr. Brady are currently paid an annual retainer and/or fees for attendance at Board and committee meetings. Currently, the Company pays the nonaffiliated Board members and Mr. Brady an annual retainer of $10,000, a fee of $800 per Board meeting, and its portion of a flat fee of $2,000 for each audit committee meeting and/or nominating and compensation committee meeting attended. All of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members and Mr. Brady by the Company and by other funds in the Franklin Templeton Group of Funds for the year ended December 31, 1996.



                                         Total Fees        Number of Boards in
                       Total Fees     Received from the    the Franklin Templeton
                      Received from    Franklin Templeton     Group of Funds on
Name                    the Company     Group of Funds      Which Each Serves*

Harris J. Ashton...    $ 11,250         $ 339,592                53
Nicholas F. Brady..      11,250           119,275                23
Frank J. Crothers..      12,245            29,550                 5
S. Joseph Fortunato      11,250           356,412                55
John Wm. Galbraith.       9,950           102,475                22
Andrew H. Hines, Jr.     12,067           130,525                24
Edith E. Holiday**.       2,650            15,450                16
Betty P. Krahmer...      11,250           119,275                23
Gordon S. Macklin..      11,250           331,542                50
Fred R. Millsaps...      12,067           130,525                24
C.D. Tseretopoulos.      12,246            29,550                 5

 * We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 58 registered investment companies, with approximately 169 U.S. based funds or series.

** Ms. Holiday was elected to the Board on December 3, 1996.

Nonaffiliated members of the Board and Mr. Brady are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Company or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.


As of September 30, 1997, the officers and Board members did not own of record or beneficially any shares of the Funds.


Investment Management and Other Services


Investment Manager and Services Provided. The Investment Manager of Growth Series and Foreign Equity Series is Templeton Investment Counsel, Inc. ("TICI"). The Investment Manager of Emerging Markets Series is Templeton Asset Management Ltd. - Hong Kong branch ("TAML"). The Investment Manager of Emerging Fixed Income Markets Series is the Templeton Global Bond Managers division of TICI ("TGBM") (collectively, the "Investment Managers"). The Investment Managers provide investment research and portfolio management services, including the selection of securities for the respective Funds to buy, hold or sell, and the selection of brokers through whom the Funds' portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom the Investment Managers render periodic reports of the respective Fund's investment activities. The Investment Managers and their officers, directors and employees are covered by fidelity insurance for the protection of the Funds.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. An Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of a Fund. Similarly, with respect to the Funds, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that an Investment Manager and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or the accounts of any other funds. The Investment Managers are not obligated to refrain from investing in securities held by the Funds or other funds they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Funds' Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Management Fees. Under their management agreements, the Funds pay the Investment Managers management fees, computed at the close of business on the last business day of each month. Growth Series and Foreign Equity Series each pays TICI a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year. During the fiscal years ended December 31, 1996, 1995, and 1994, TICI received from Foreign Equity Series fees of $16,525,094, $9,916,869, and $5,740,479, respectively. During the fiscal years ended December 31, 1996, 1995, and 1994, TICI received from Growth Series fees of $1,656,913, $1,469,015, and $1,365,883, respectively. Emerging Markets Series pays TAML a monthly fee equal on an annual basis to 1.25% of its average daily net assets during the year. During the fiscal years ended December 31, 1996, 1995, and 1994, TAML received from Emerging Markets Series fees of $15,676,692, $8,488,442, and $6,669,935, respectively. Emerging Fixed Income Markets Series will pay TGBM a monthly fee equal on an annual basis to 0.70% of its average daily net assets during the year.

Management Agreements. The management agreements between the Company, on behalf of each Fund, and the Investment Managers are in effect until April 30, 1998. Each management agreement may continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the relevant Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. A management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the relevant Fund's outstanding voting securities, or by the Investment Manager, on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. FT Services provides certain administrative services and facilities for the Funds. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.
FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, the Company pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Funds' average daily net assets up to $200 million, 0.135% of average daily net assets of $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.75% of average daily net assets over $1.2. billion. During the fiscal years ended December 31, 1996, 1995 and 1994, administration fees were paid to FT Services (and, prior to October 1, 1996, to Templeton Global Investors Inc.) totaling $2,117,449, $1,412,755, and $912,500, respectively, for administrative services to Foreign Equity Series, $211,998, $208,881, and $216,577, respectively, for administrative services to Growth Series, and $1,127,833, $681,225, and $589,648, respectively, for administrative services to Emerging Markets Series.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Funds' shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodian. The Chase Manhattan Bank, at its principal office at MetroTech Center, Brooklyn, New York, 11245, and at the offices of its branches and agencies throughout the world, acts as custodian of the Funds' assets. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York, 10017, are the Funds' independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of Growth Series, Foreign Equity Series and Emerging Markets Series included in the Funds' Annual Report to shareholders for the fiscal year ended December, 1996, and review of the Funds' filings with the SEC.

How do the Funds Buy Securities for their Portfolios?


The selection of brokers and dealers to execute transactions in the Funds' portfolios is made by the Investment Managers in accordance with criteria set forth in the management agreements and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by a Fund is negotiated between that Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of an Investment Manager, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

In placing orders to effect transactions for a Fund, an Investment Manager may pay to particular brokers commissions that are higher than another broker might charge, if the Investment Manager determines in good faith that the amount of commission paid is reasonable in relation to the value of the brokerage and research services to be received, viewed in terms of the particular transaction or the Investment Manager's overall responsibilities with respect to client accounts for which it exercises investment discretion. Services received by the Investment Managers may include, among other things, information relating to particular companies, markets or countries, local, regional, national or transnational economies, statistical data, quotations and other securities pricing information and other information which provide lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. The services received may not always be of direct benefit to the Funds but must be of value to an Investment Manager in carrying out it overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from broker-dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Company's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payment to that Fund's Investment Manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by an Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds.

During the fiscal years ended December 31, 1996, 1995, and 1994, Foreign Equity Series paid brokerage commissions totaling $2,138,850, $2,779,325, and $1,856,075, respectively. During the fiscal years ended December 31, 1996, 1995 and 1994, Growth Series paid brokerage commissions totaling $173,658, $302,096, and $196,751, respectively. During the fiscal years ended December 31, 1996, 1995 and 1994, Emerging Markets Series paid brokerage commissions totaling $3,832,003, $1,949,885, and $1,442,148, respectively.

As of December 31, 1996, the Funds did not own securities of their regular broker-dealers.



How do I Buy, Sell and Exchange Shares?


Additional Information on Buying Shares

The Funds continuously offer their shares through Securities Dealers who have an agreement with Distributors.

Securities laws of states where the Funds offer their shares may differ from federal law. Banks and financial institutions that sell shares of the Funds may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Funds we may impose a $10 charge against your account for each returned item.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Additional Information on Exchanging Shares

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of a Fund under the exchange privilege, that Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Funds' general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with that Fund's particular investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the prospectus.

Additional Information on Selling Shares

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by a Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from a Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

A Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Funds in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Funds have committed themselves to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Funds' net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Funds, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Funds. In these circumstances, the securities distributed would be valued at the price used to compute the pertinent Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

General Information

If dividend checks are returned to a Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

How are Fund Shares Valued?


We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 4:00 p.m. Eastern time, each day that the NYSE is open for trading. As of the date of this SAI, the Company is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of a Fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a Fund's Net Asset Value is not calculated. Thus, the calculation of a Fund's Net Asset Value does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of a Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/ or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

Additional Information on Distributions and Taxes


Distributions

You may receive two types of distributions from the Fund:

1. Income dividends. A Fund receives income generally in the form of dividends, interest and other income derived from its investments. This income, less the expenses incurred in the Funds' opera- tions, is their net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. A Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward or post October loss deferral) may generally be made twice each year, once in December and once following the end of the Fund's fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.

Taxes

Each Fund intends normally to pay a dividend at least once annually representing substantially all of its net investment income and to distribute at least annually any net realized capital gains. By so doing and meeting certain diversification of assets and other requirements of the Internal Revenue Code of 1986, as amended (the "Code"), each Fund intends to qualify as a regulated investment company under the Code. The status of a Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its net investment income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement. The Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

Dividends of net investment income and of short-term capital gains (the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. It is anticipated that only a small percentage (if any) of a Fund's distributions will qualify for the corporate dividends-received deduction. Distributions of net long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether or not reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Income received by a Fund from sources within a foreign country may be subject to withholding taxes and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

If, at the close of any fiscal year, more than 50% of the value of a Fund's total assets is invested in securities of foreign corporations (as to which no assurance can be given), the Fund generally may elect pursuant to Section 853 of the Code to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. In that case, a shareholder must include in his gross income on his federal income tax return both dividends received by him from the Fund and the amount which the Fund advises him is his pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends, interest, or other income of the Fund from its foreign investments. The shareholder may then subtract from his federal income tax the amount of such taxes withheld, or else treat such foreign taxes as an itemized deduction from his gross income; however, the above-described tax credit and deduction are subject to certain limitations. Foreign taxes may not be deducted in computing alternative taxable income and may at most offset (as a credit) 90% of the alternative minimum tax. The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to contact their own tax advisers.

The Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC for a taxable year if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market each Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the fund level under the PFIC rules would generally be eliminated, but the Funds could, in limited circumstances, incur nondeductible interest charges. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that a Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares, or as a capital gain.

Certain options, futures contracts and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed above) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, in some cases, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

The hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Emerging Fixed Income Markets Series intends to account for such transactions in a manner deemed by it to be appropriate, the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of the Emerging Fixed Income Markets Series as a regulated investment company might be affected. The Emerging Fixed Income Markets Series intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Emerging Fixed Income Markets Series to qualify as a regulated investment company may limit the extent to which it will be able to engage in swap agreements.

Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, forward contracts and swap agreements.

Some of the debt securities that may be acquired by the Funds may be subject to the special rules for obligations issued or acquired at a discount. Generally, under these rules, the amount of the discount is treated as ordinary income and, depending upon the circumstances, the discount is included in income (i) over the term of the debt security, even though payment of the discount is not received until a later time, usually when the debt security matures, or (ii) upon the disposition of, and any partial payment of principal on, the debt security.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund or by borrowing.

Upon the sale or exchange of his shares, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of a Fund's shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains (designated by the Fund as capital gain dividends) received by the shareholder with respect to such shares.

Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Ordinary dividends and taxable capital gain distributions declared in October, November or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions from the Funds and dispositions of Fund shares also may be subject to state and local taxes. Non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Funds.

The Funds' Underwriter


Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for shares of the Funds. The underwriting agreement with respect to a Fund will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of that Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 60 days' written notice.

Distributors pays the expenses of the distribution of the Funds' shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Funds pay the expenses of preparing and printing amendments to their registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


How do the Funds Measure Performance?


Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Funds be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Total Return

Average  Annual Total  Return.  Average  annual total  return is  determined  by finding  the  average  annual  rates of return  over  one-,  five- and  ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.


The average annual total return of Growth Series for the one-year period ended December 31, 1996 and for the period from commencement of operations on May 3, 1993 to December 31, 1996 was 22.57% and 15.72%, respectively. The average annual total return of Foreign Equity Series for the one and five-year periods ended December 31, 1996 and for the period from commencement of operations on October 18, 1990 to December 31, 1996 was 21.58%, 12.73%, and 13.12%,
respectively. The average annual total return of Emerging Markets Series for the one-year period ended December 31, 1996 and for the period from commencement of operations on May 3, 1993 to December 31, 1996 was 18.86% and 9.25% respectively. The aggregate total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 to September 30, 1997 was 7.20%.

These figures were calculated according to the SEC formula:

                                  P(1+T)n = ERV
where:

     P   =  a hypothetical  initial payment of
            $1,000
     T   =  average annual total return
     n   =  number of years
    ERV  =  ending redeemable value of a
            hypothetical $1,000 payment made at the
            beginning of the one-, five- or
            ten-year periods at the end of
            the one-, five- or ten-year periods(or
            fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on each Fund's actual return for a specified period rather than on its average annual return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return of Growth Series for the one-year period ended December 31, 1996 and for the period from commencement of operations on May 3, 1993 to December 31, 1996 was 22.57% and 70.72%, respectively. The cumulative total return of Foreign Equity Series for the one- and five-year periods ended December 31, 1996 and for the period from commencement of operations on October 18, 1990 to December 31, 1996 was 21.58%, 82.07% and 114.82%, respectively. The cumulative total return of Emerging Markets Series for the one-year period ended December 31, 1996 and for the period from commencement of operations on May 3, 1993 to December 31, 1996 was 18.86% and 38.29%, respectively. The cumulative total return of Emerging Fixed Income Markets Series for the period from commencement of operations on June 4, 1997 to September 30, 1997 was 7.20%.

Volatility

Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other Performance Quotations

Sales literature referring to the use of a Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Funds may include in advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

Comparisons

To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about the Funds may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples: (i) unmanaged indices so that you may compare a Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time, the Funds and the Investment Managers may also refer to the following information:

(a) Investment Managers and their affiliates' market share of international equities managed in mutual funds prepared or published by Strategic Insight or a similar statistical organization.

(b) The performance of U.S. equity and debt markets relative to foreign markets prepared or published by Morgan Stanley Capital
    International or a similar financial organization.

(c) The capitalization of U.S. and foreign stock markets as prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization.

(d) The geographic and industry distribution of each Fund's portfolio and top ten holdings.

(e) The gross national product and populations, including age characteristics, literacy rates, foreign investment improvements due to a liberalization of securities laws and a reduction of foreign exchange controls, and improving communication technology, of various countries as published by various statistical organizations.

(f) To assist investors in understanding the different returns and risk characteristics of various investments, the Funds may show historical returns of various investments and published indices (e.g., Ibbotson Associates, Inc. Charts and Morgan Stanley EAFE -- Index).

(g) The major industries located in various jurisdictions as published by the Morgan Stanley Index.

(h) Rankings by DALBAR Surveys, Inc. with respect to mutual fund shareholder services.

(i) Allegorical stories illustrating the importance of persistent long-term investing.

(j) The Funds' portfolio turnover rates and their rankings relative to industry standards as published by Lipper Analytical Services, Inc. or Morningstar, Inc.

(k) A description of the Templeton organization's investment management philosophy and approach, including its worldwide search for undervalued or "bargain" securities and its diversification by industry, nation and type of stocks or other securities.

(l) The number of shareholders in the Funds or the aggregate number of shareholders of the open-end investment companies in the Franklin Templeton Group of Funds or the dollar amount of fund and private account assets under management.

(m) Comparison of the characteristics of various emerging markets, including population, financial and economic conditions.

(n) Quotations from the Templeton organization's founder, Sir John Templeton,* advocating the virtues of diversification and long-term investing, including the following:

    o "Never follow the crowd. Superior performance is possible only if you invest differently from the crowd."

    o   "Diversify by company, by industry and by country."

    o   "Always maintain a long-term perspective."

    o   "Invest for maximum total real return."

    o   "Invest -- don't trade or speculate."

    o   "Remain flexible and open-minded about types of investment."

    o   "Buy low."

    o   "When buying stocks, search for bargains among quality stocks."

    o   "Buy value, not market trends or the economic outlook."

    o "Diversify. In stocks and bonds, as in much else, there is safety in numbers."

    o   "Do your homework or hire wise experts to help you."

    o   "Aggressively monitor your investments."

    o   "Don't panic."

    o   "Learn from your mistakes."

    o   "Outperforming the market is a difficult task."

    o "An investor who has all the answers doesn't even understand all the questions."

    o   "There's no free lunch."

    o   "And now the last principle: Do not be fearful or negative too often."

* Sir John Templeton sold the Templeton organization to Resources in October, 1992 and resigned from the Board on April 16, 1995. He is no longer involved with the investment management process.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived from an investment in the Funds. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performances to the return on CDs or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, if any, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Funds' shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Funds to calculate their figures. In addition, there can be no assurance that the Funds will continue their performance as compared to these other averages.

Miscellaneous Information



The Company is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $215 billion in assets under management for more than 5.4 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 119 U.S. based open-end investment companies to the public. Each Fund may identify itself by its NASDAQ symbol or CUSIP number.


The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.


As of September 30, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

             Name and Address                 Share Amount   Percentage
             Princeton Theological            12,418,619          61%
              Seminary
             P.O. Box 821
             Princeton, NJ 08542-0803
             Utah State Retirement             3,201,090          15%
              Board Defined
              Contribution Plan
             540 East 200 South
             Salt Lake City, UT
             84102-2099
             T. Rowe Price, Trustee            1,428,506           7%
             FBO Honeywell
             10090 Red Run Boulevard
             Owings Mills, MD 21117
             GROWTH SERIES
             Peter Norton, Trustee             1,250,813           6%
              Norton Family Trust
             225 Arizona Avenue
             Santa Monica, CA
             90401-1210
             EMERGING MARKETS
               SERIES
             New York State Common            22,520,748          13%
             Retirement Fund
             Alfred E. Smith State
             Office Building
             Albany, NY 12236
             Charles Schwab & Co.,             8,092,118           5%
              Inc.
             Special Custody Account
              for the Exclusive
              Benefit of Customers
             101 Montgomery Street
             San Francisco, CA 94104
             EMERGING FIXED INCOME
              MARKETS SERIES
             Templeton Global                    200,000         100%
              Investors, Inc.
             ATTN: Corporate Treasury
             1850 Gateway Drive
             San Mateo, CA 94404


From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Company, no other person holds beneficially or of record more than 5% of a Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Financial Statements



The audited financial statements contained in the Annual Report to shareholders of Growth Series, Foreign Equity Series and Emerging Markets Series, for the fiscal year ended December 31, 1996, including the auditors' report, are incorporated herein by reference. The unaudited financial statements dated September 30, 1997, for Emerging Fixed Income Markets Series are included herewith.

Emerging Fixed Income Markets Series

Financial Highlights

                                                          June 4, 1997
                                                         (commencement of
                                                          operations) to
                                                       September 30, 1997
                                                          (unaudited)
      Per Share Operating Performance
      (for a share outstanding throughout the period)
      Net asset value, beginning of period..................      $   10.00
      Income from investment operations:
        Net investment income............................               .21
        Net realized and unrealized gain (loss)..........               .51
      Total from investment operations......................            .72
      Net asset value, end of period........................      $   10.72

      Total Return(1).......................................          7.20%
      Ratios/supplemental data:
      Net assets, end of period (000).......................       $  2,144
      Ratio of expenses to average net assets...............           6.42%(2)
      Ratio of expenses, net of reimbursement, to average
      net assets............................................          1.25%(2)
      Ratio of net investment income to average net assets..          6.40%(2)
      Portfolio turnover rate...............................         111.57%


(1) Not annualized for periods less than one year.

(2) Annualized.

                       See Notes to Financial Statements.

Emerging Fixed Income Markets Series

Statement of Investments, September 30, 1997 (unaudited)



                                                         Principal
                                                           Amount*     Value

        Long Term Securities: 96.4%
        Argentina: 16.5%
         Republic of Argentina, 9.75%, 9/19/27..........   250,000  $    251,625
         Republic of Argentina, 8.75%, 5/09/02..........   100,000       101,650
                                                                     -----------
                                                                         353,275
        Brazil: 13.7%
         Brazil C-Bond, 8.00%, 4/15/14..................   224,130       194,446
         Government of Brazil, 10.125%, 5/15/27.........   100,000       100,274
                                                                     ----------
                                                                         294,721
       Bulgaria: 4.7%
        Republic of Bulgaria, 6.562%, FRN, 7/28/11.....   125,000        100,938
        Ecuador: 2.6%
         Republic of Ecuador, 3.25%, FRN, 2/28/25.......   100,000        56,125
       Mexico: 27.7%
        Banco Nacional de Comercio Exterior,7.25%,2/02/04. 100,000        95,063
        United Mexican States, 6.25%, 12/31/19.........    600,000       498,000
                                                                     -----------
                                                                        593,063
      Poland: 4.6%
       Government of Poland, 6.937% FRN, 10/27/24.....   100,000        98,100
      Russia: 4.9%
       Ministry of Finance of Russia,10.00%,6/26/07,144A 100,000       106,100
      Turkey: 7.2%
       Republic of Turkey, 10.00%, 9/19/97, 144A......   150,000       155,250
      Venezuela: 14.5%
       Republic of Venezuela, 9.25%, 9/15/27..........   325,000       309,968
                                                                    -----------
     Total Long Term Securities 96.4%(Cost $1,985,497)..              2,067,540
     Other Assets, less liabilities: 3.6%.............                  76,795
     Total Net Assets: 100.0%.........................              $2,144,335


* Securities traded in U.S. dollars.

                       See Notes to Financial Statements.

Emerging Fixed Income Markets Series

Financial Statements


Statement of Assets and Liabilities
September 30, 1997 (unaudited)


Assets:
 Investments in securities, at value (identified cost $1,995,497)  $ 2,067,540
 Cash....................................................                8,786
 Receivables:
  Investment securities sold...........................                163,375
  Dividends and interest...............................                 40,910
  From affiliates......................................                 17,507
 Other assets............................................                5,779
                                                                   -----------
     Total assets....................................                2,303,897
                                                                   ===========
 Liabilities:
  Payables for investment securities purchased............             159,562
                                                                  ------------
     Total liabilities...............................                  159,562
                                                                  ------------
 Net assets, at value......................................        $ 2,144,335
                                                                   ===========
 Net assets consist of:
  Undistributed net investment income.....................              42,725
  Net unrealized appreciation.............................              75,856
  Undistributed net realized gain.........................              25,754
  Capital shares..........................................           2,000,000
                                                                   -----------
Net assets, at value......................................         $ 2,144,335
                                                                   ===========
Shares outstanding........................................             200,000
                                                                   ===========
Net asset value per share ($2,144,335/200,000shares outstanding)   $     10.72
                                                                   ===========

                       See Notes to Financial Statements.

Emerging Fixed Income Markets Series

Statement of Operations
for the period June 4, 1997 through September 30, 1997 (unaudited)

 Interest income                                          $  51,063
 Expenses:
  Management fees (Note 3)..................        581
  Administrative fees (Note 3)..............      4,673
  Custodian fees............................        325
  Reports to shareholders...................        200
  Audit fees................................      7,000
  Registration and filing fees..............     28,876
  Directors' fees and expenses..............        200
  Legal fees................................        300
  Transfer agent............................        200
  Other.....................................        500
                                             ----------
    Total expenses....................           42,855
  Less expenses waived......................    (34,517)
                                             -----------
    Total expenses less fees waived...                        8,338
                                                           --------
    Net investment income.............                       42,725
                                                           --------
  Realized and unrealized gains:
    Net realized gain on investment...........               25,754
    Net unrealized appreciation on investments               75,856
                                                           --------
      Net realized and unrealized gain..                    101,610
                                                           --------
  Net increase in net assets resulting from operations    $ 144,335
                                                          =========

                       See Notes to Financial Statements.

Emerging Fixed Income Markets Series

Statements of Changes in Net Assets

                                                      Period from
                                                     June 4, 1997
                                                    (commencement
                                                    of operations) to
                                                    September 30, 1997
                                                     (unaudited)
  Increase (decrease) in net assets:
   Operations:
     Net investment income..........................             $   42,725
     Net realized gain on investments...............                 25,754
     Net unrealized appreciation....................                 75,856
                                                                 ----------
        Net increase in net assets resulting from operations.       144,335
   Capital share transactions (Note 2)...............             2,000,000
                                                                 ----------
        Net increase in net assets................                2,144,335
   Net assets:
     Beginning of period...............................                --
     End of period.....................................          $2,144,335
                                                                 ==========

                       See Notes to Financial Statements.

Emerging Fixed Income Markets Series

Notes to Financial Statements (unaudited)




1. Organization and Significant Accounting Policies


Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return, by investing primarily in a portfolio of debt obligations of companies, governments and government related entities in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. Income Taxes

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Accounting Estimates

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. Securities Issued on a When-Issued or Delayed Basis

The Fund may trade securities on a when-issued or delayed basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, it may sell such securities before the settlement date.

Included in the statement of assets and liabilities as of September 30, 1997 are receivables for investments securities sold and payables for investments securities purchased of $163,375 and $159,562, respectively, related to the sale and purchase of Russian when-issued securities. The realization of these receivables and payables are subject to the risk that such securities may never be issued. Included in net unrealized gains on investments is $3,813 which related to positions sold as of September 30, 1997. In the event these securities are not issued, such gains will not be realized.

2. Capital Stock


At September 30, 1997, there were 700 million shares authorized ($0.01 par value) of which 70 million shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                              For the period
                            June 4, 1997 through
                            September 30, 1997
                            Shares      Amount
                          ---------   -----------
          Shares sold.     200,000    $2,000,000
                          ========    ==========
          Net increase     200,000    $2,000,000
                          =======     ==========

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, is the record owner of 100% of the outstanding Fund shares as of September 30, 1997.

3. Transactions with Affiliates and Related Parties


Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

             Annualized
              Fee Rate     Average Daily Net Assets
             ----------   -------------------------
                0.15%     First $200 million
               0.135%     Over $200 million, up to and
                          including $700 million
                0.10%     Over $700 million, up to and
                          including $1.2 billion
               0.075%     Over $1.2 billion

TICI and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 1998.

4. Investment Transactions


Purchases  and sales of securities  (excluding  short-term  securities)  for the
period  ended  September  30,  1997,   aggregated   $3,968,894  and  $2,026,478,
respectively.

5. Income Taxes


The cost of securities for federal income tax purpose is the same as that shown in the Statement of Investments. At September 30, 1997, the net unrealized appreciation based on cost of investments for income tax purposes was $75,856.


Useful Terms and Definitions


1940 Act - Investment Company Act of 1940, as amended

AMEX - American Stock Exchange

Board - The Board of Directors of the Company


CD - Certificate of Deposit


CFTC - Commodity Futures Trading Commission

Class I and Class II - Certain funds in the Franklin Templeton Funds offer two classes of shares, designated "Class I" and "Class II." The two classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Shares of the Funds are considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended

Company - Templeton Institutional Funds, Inc., an open-end management investment company, currently consisting of four separate series: Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series.

Distributors - Franklin/Templeton Distributors, Inc., the Funds' principal underwriter


Franklin Templeton Funds - The U.S. registered funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton
Group of Funds.

FT Services - Franklin Templeton Services, Inc., the Funds' administrator.

Funds - The four separate series of the Company: Growth Series, Foreign Equity Series, Emerging Markets Series and Emerging Fixed Income Markets Series.


Investment Manager - A Fund's investment manager: Templeton Investment Counsel, Inc. ("TICI") for Growth Series and Foreign Equity Series; Templeton Asset Management Ltd. - Hong Kong Branch ("TAML") for Emerging Markets Series; and Templeton Global Bond Managers ("TGBM"), a division of TICI, for Emerging Fixed Income Markets Series.


Investor Services - Franklin/Templeton Investor Services, Inc., the Funds' shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange


Prospectus - The prospectus for the Funds dated May 1, 1997, as amended November 1, 1997, which may be further amended from time to time


Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc.

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution which, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TGBM - Templeton Global Bond Managers, a division of TICI, is the Investment Manager for the Emerging Fixed Income Markets Series.

TAML - Templeton Asset Management Ltd. - Hong Kong branch is the Investment Manager for the Emerging Markets Series.

TICI - Templeton Investment Counsel, Inc. is the Investment Manager for the Growth Series and Foreign Equity Series.

U.S. - U.S.

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Funds and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.